                                                                  EXHIBIT 4.2


                             [Front of Certificate]


 Number                                                           Shares

NY____                                                         ____________

                            DECORA INDUSTRIES, INC.


INCORPORATED UNDER THE LAWS                                  SEE REVERSE FOR
OF THE STATE OF DELAWARE                                 CERTAIN DEFINITIONS



THIS CERTIFIES THAT
                    ----------------------------------------

                                                             CUSIP 243593 30 8

IS THE RECORD HOLDER OF
                        ----------------------------------------

              FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK,
                               $.01 PAR VALUE, OF

                            DECORA INDUSTRIES, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed.
        This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

[Superimposed over above text:]

                              CERTIFICATE OF STOCK


Dated:
       -------------------

                                     [SEAL]
                            DECORA INDUSTRIES, INC.
                                   CORPORATE
                                      SEAL
                                      1992
                                    DELAWARE


/s/  Timothy Burditt                                /s/ Nathan Hevrony
     ----------------------                             -----------------------
     EXECUTIVE VICE PRESIDENT                           CHIEF EXECUTIVE OFFICER
     AND SECRETARY

[Vertical along right margin:]
COUNTERSIGNED AND REGISTERED:
  AMERICAN STOCK TRANSFER & TRUST COMPANY
          (NEW YORK)
             TRANSFER AGENT AND REGISTRAR

BY
   -------------------------------------
                    AUTHORIZED SIGNATURE

                            [Reverse of Certificate]

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM   --  as tenants in common              UNIF GIFT MIN ACT -- ...................Custodian...............
        TEN ENT   --  as tenants by the entireties                                 (Cust)                    (Minor)
        JT TEN    --  as joint tenants with right of                         under Uniform Gifts to Minors
                      survivorship and not as tenants                        Act........................................
                      in common                                                                 (State)



    Additional abbreviations may also be used though not in the above list.


        FOR VALUE RECEIVED,___________________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------



_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ SHARES

OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

______________________________________________________________________ ATTORNEY

TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED COMPANY WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED________________________



                                 _______________________________________________
                       NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.